Exhibit 10.1

AMENDMENT TO

LOAN DOCUMENTS

AMENDMENT TO LOAN DOCUMENTS, dated as of February 24, 2004, by and among Manchester Securities Corporation, a New York corporation (“Manchester”), Alexander Finance, L.P. an Illinois limited partnership (“Alexander” and together with Manchester, the “Lenders”), ISCO International, Inc., a Delaware corporation (the “Company”), Spectral Solutions, Inc., a Colorado corporation (“Spectral”) and Illinois Superconductor, a Canada corporation, an Ontario corporation (“ISCO Canada” and together with Spectral, the “Guarantors”).

W I T N E S S E T H

WHEREAS, pursuant to an Amended and Restated Loan Agreement, dated as of October 24, 2003 (the “Loan Agreement”), by and among the Lenders and the Company, the Lenders have provided loan commitments to the Company in the aggregate principal amount of $6,000,000;

WHEREAS, to evidence borrowing made under the Loan Agreement (and its predecessor agreement), the Company has issued notes (the “Notes”) to the Lenders;

WHEREAS, the Notes have been guaranteed by the Guarantors, who are subsidiaries of the Company, pursuant to Amended and Restated Guaranties dated as of October 24, 2003 (the “Guaranties”);

WHEREAS, the Notes have been secured by the assets of the Company and the Guarantors pursuant to an Amended and Restated Security Agreement, dated as of October 24, 2003, by and among the Company, the Lenders and the Guarantors (the “Security Agreement”, and together with the Loan Agreement, the Notes, and the Guaranties, the “Loan Documents”); and

WHEREAS, the parties desire that the terms of the Loan Documents be modified.

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows (capitalized terms used and not defined herein shall have the meaning set forth in the Loan Agreement):

1. Repayment Dates; Maturity of Notes. The First and Second Termination Dates and the Maturity Dates (as defined in the Notes) for both the Original Notes and the New Notes shall be extended to April 1, 2005.

2. Interest on the Original Notes. Commencing on March 31, 2004, interest (other than default interest) shall accrue on the Original Notes at the rate of the lesser of 14% per annum or the highest rate permitted by law and shall otherwise be calculated as set forth in the Original Notes.

3. Amendment of Security Agreement and Guaranties.

(a) The Security Agreement is hereby amended by modifying the term “Obligations,” as defined in Section 2 of the Security Agreement, to refer to the Loan Agreement, Existing Notes, New Notes and Restated Guaranties (all as defined therein) as modified by this Agreement.

(b) Each of the Guaranties is modified such that the definition of “Obligations” in Section 1(a) thereof, is hereby amended to include the Notes, the Loan Agreement and Security Agreement (as such terms are defined in the Guaranties) as amended by this Agreement.

4. Representations and Warranties. The Company hereby restates the representations in Section 2.1 of the Loan Agreement and Section 3 of the Security Agreement, as of the date hereof. The Guarantors hereby restate their respective representations in Section 3 of the Security Agreement and Section 8 of the Guaranties, as of the date hereof.

5. Press Release. Concurrently with the execution of this Agreement, the Company shall issue the press release in the form of Exhibit A attached hereto.

6. Miscellaneous.

(a) As modified hereby, the Loan Documents shall remain in full force and effect.

(b) The Company shall, upon request of the Lenders, reimburse them for their legal expenses incurred in the preparation of this Agreement and for related transactions.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

ISCO INTERNATIONAL, INC.

By:	/s/ Amr Abdelmonem
Name:	Amr Abdelmonem, Ph.D.
Title:	Chief Executive Officer

SPECTRAL SOLUTIONS, INC.

	By:	/s/ Amr Abdelmonem
	Name:	Amr Abdelmonem, Ph.D.
	Title:	Chief Executive Officer

ILLINOIS SUPERCONDUCTOR CANADA CORPORATION

	By:	/s/ Amr Abdelmonem
	Name:	Amr Abdelmonem, Ph.D.
	Title:	Chief Executive Officer

MANCHESTER SECURITIES CORPORATION

	By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

ALEXANDER FINANCE, L.P.

	By:	/s/ Bradford T. Whitmore
	Name:	Bradford T. Whitmore
	Title:	President, Bun Partners, Inc., its General Partner

COLLATERAL AGENT
UNDER SECURITY AGREEMENT:

MANCHESTER SECURITIES CORPORATION

	By:	/s/ Elliot Greenberg
	Name:	Elliot Greenberg
	Title:	Vice President

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